                                                                       Exhibit 4

                               [PHOTO OF EAGLE]
[NUMBER]                                                                [SHARES]
GB                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                          GOLD BANC CORPORATION, INC.

                     INCORPORATED UNDER THE LAWS OF KANSAS


This Certifies that                                            CUSIP 3799D7 10 8


                                   SPECIMEN


is the owner of


              FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF THE
                        PAR VALUE OF $1.00 PER SHARE OF

                          GOLD BANC CORPORATION, INC.
transferable in person or by duly authorized attorney on the books of the Company upon surrender of this certificate properly endorsed. This certificate and the Shares represented hereby are subject to all the terms, conditions and limitations of the Articles of Incorporation and Bylaws of the Company and all amendments thereto. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

             [GOLD BANC CORPORATION, INC. CORPORATE SEAL, KANSAS]

               SPECIMEN                                    SPECIMEN
 CHIEF FINANCIAL OFFICER, SECRETARY,          CHIEF EXECUTIVE OFFICER, PRESIDENT
TREASURER AND EXECUTIVE VICE PRESIDENT            AND CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                              (NEW YORK, N.Y.)                    TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE
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TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- ............Custodian.............
                        (Cust)               (Minor)
                     under Uniform Gifts to Minors
                     Act...............................
                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Common Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said stock on the books of the within-named Company, with full power of substitution in the premises.

Dated:_______________________

                                 _______________________________________________
                                                  (Signature)

                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                 CHANGE WHATSOEVER.


Signature(s) Guaranteed:

______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.